Contract balances and Other liabilities (Details) - INR (₨) ₨ in Thousands		Mar. 31, 2019	Mar. 31, 2018
Trade Receivables	[1]	₨ 10,003,960	₨ 8,820,579
Contract Assets – Unbilled Revenue		33,634	57,550
Contract liabilities – Deferred Income
Current contract liabilities		1,333,802	1,172,061
Non current contract liabilities		1,022,385	776,106
Total Contract liabilities – Deferred Income		₨ 2,356,187	₨ 1,948,167

[1]	Trade receivables as of March 31, 2019 and March 31, 2018 are stated net of allowance for doubtful receivables. The Group maintains an allowance for doubtful receivables based on expected credit loss model. Trade receivables are not collateralized except to the extent of refundable deposits received from cybercafé franchisees and from cable television operators. The Group’s exposure to credit and currency risks and impairment losses related to trade and other receivables, excluding construction work in progress is disclosed in note 36.